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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report: August 5, 1996

                         PENNCORP FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

            1-11422                                   13-3543540
  (Commission File Number)                 (I.R.S. Employer Identification No.)

745 Fifth Avenue, Suite 500, New York, New York             10151
   (Address of Principal Executive Offices)               (Zip Code)

                                 (212) 832-0700
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

        On August 2, 1996, the Registrant issued the press release filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        Exhibits.

          99.      Press release dated August 2, 1996.

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PENNCORP FINANCIAL GROUP, INC.



Date: August 5, 1996             By  /s/ SCOTT D. SILVERMAN
                                     ------------------------------------------
                                     Scott D. Silverman
                                     Senior Vice President, General Counsel
                                     and Secretary
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
- -------                            -----------
  99                    Press Release dated August 2, 1996.